Exhibit 10.34

SIXTH AMENDMENT TO
INTERACTIVE HEALTH LLC CREDIT AGREEMENT

        This Sixth Amendment to Credit Agreement ("Sixth Amendment") is made as of this 2nd day of February, 2005 by and among Interactive Health LLC, a Delaware limited liability company ("Company") and Comerica Bank, a Michigan banking corporation ("Bank").

RECITALS

        A.    Company and Bank entered into that certain Interactive Health LLC Credit Agreement dated as of December 30, 2003, as amended by that certain First Amendment dated as of January 30, 2004, that certain Second Amendment dated as of February 13, 2004, that Third Amendment dated as of March 22, 2004, that certain Fourth Amendment dated as of June 30, 2004 and that certain Fifth Amendment, dated as of August 18, 2004 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement").

        B.    Company's parent, Interactive Health, Inc. (the "Parent") has proposed to (i) consummate a registered public offering of its common stock, par value $.001 per share (the "Initial Public Offering"), and (ii) use the proceeds of the Initial Public Offering to (A) redeem a portion of the Senior Notes and (B) pay transaction costs and expenses incurred in connection with the Initial Public Offering, all as described in a Registration Statement on Form S-1 as filed with the Securities and Exchange Commission (the "SEC") on April 29, 2004 and attached hereto as Attachment 1 (the "S-1 Registration Statement");

        C.    Company has requested that Bank make certain amendments to the Credit Agreement in connection therewith, and Bank is willing to do so, but only on the terms and conditions set forth in this Sixth Amendment.

        NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the Company and the Bank agree as follows:

1.
Section 10 of the Credit Agreement is hereby amended as follows:

(a)
Section 10.1(j) is hereby amended and restated as follows:

    "(j)(i) the occurrence of a Change of Control (as defined in the Indenture) or (ii) the occurrence of a change of control under any Subordinated Debt Documents;"

2.
Replacement Schedules. The Replacement Schedules referred to below (and identified as the Attachments listed below) shall replace the existing Schedules, as applicable, in their entirety:

Replacement Schedule	Attachment
Schedule 1.1 (EBITDA Adjustments)	3
3.
This Sixth Amendment shall become effective (according to the terms hereof) on the date (the "Sixth Amendment Effective Date") that the following conditions have been fully satisfied by the Company (the "Conditions") (which shall be confirmed by the Bank by the delivery and release to the Company of its signature page to this Sixth Amendment):

(a)
Bank shall have received via facsimile (followed by the prompt delivery of original signatures) counterpart originals of this Sixth Amendment, in each case duly executed and delivered by the Company and the Bank.

(b)
Bank shall have received the Reaffirmation of Loan Documents, executed and delivered by each Loan Party in the form attached to this Sixth Amendment as Attachment 2.

(c)
Bank shall have received a certification from the Company and each of the Loan Parties dated as of the Sixth Amendment Effective Date that, after giving effect to the amendments contained herein, (a) execution and delivery of this Sixth Amendment and the other Loan Documents required to be delivered hereunder, and the performance by the Loan Parties of their respective obligations under the Credit Agreement as amended hereby (herein, as so amended, the "Amended Credit Agreement") are within such undersigned's powers, have been duly authorized, are not in contravention of law or the terms of its articles of incorporation or bylaws or other organic documents of the parties thereto, as applicable, and except as have been previously obtained do not require the consent or approval, material to the amendments contemplated in this Sixth Amendment, of any governmental body, agency or authority, and the Amended Credit Agreement and the other Loan Documents required to be delivered hereunder will constitute the valid and binding obligations of such undersigned parties enforceable in accordance with its terms, except as enforcement thereof may be limited by applicable bankruptcy, reorganization, insolvency, moratorium, ERISA or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (whether enforcement is sought in a proceeding in equity or at law), (b) the representations and warranties set forth in Sections 7.1 through 7.14, inclusive, of the Amended Credit Agreement are true and correct on and as of the Sixth Amendment Effective Date (except to the extent such representations specifically relate to an earlier date), and (c) on and as of the Sixth Amendment Effective Date, after giving effect to this Sixth Amendment and Consent, no Default or Event of Default shall have occurred and be continuing.

  (d)
  Each Loan Party shall have delivered revisions or updates to the Schedules of the Credit Agreement and the Security Agreement, or shall have provided a certification that no change shall have occurred with respect to any such Schedules.

  (e)
  Company shall have paid to Bank all interest, fees and other amounts, if any, owed to the Bank and accrued to the Sixth Amendment Effective Date.

4.
Except as specifically set forth above, this Sixth Amendment shall not be deemed to amend or alter in any respect the terms and conditions of the Credit Agreement (including without limitation all conditions and requirements for Advances and any financial covenants), any of the Revolving Credit Notes issued thereunder or any of the other Loan Documents. Nor shall this Sixth Amendment and Consent constitute a waiver or release by the Bank of any right, remedy, Default or Event of Default under or a consent to any transaction not meeting the terms and conditions of the Credit Agreement, any of the Revolving Credit Notes issued thereunder or any of the other Loan Documents. Furthermore, this Sixth Amendment shall not affect in any manner whatsoever any rights or remedies of the Bank with respect to any other non-compliance by the Company with the Credit Agreement or the other Loan Documents, whether in the nature of a Default or Event of Default, and whether now in existence or subsequently arising, and shall not apply to any other transaction.

5.
Company and each other Loan Party hereby acknowledges and agrees that this Sixth Amendment and the amendments contained herein do not constitute any course of dealing or other basis for altering any obligation of the Company, any other Loan Party or any other party or any rights, privilege or remedy of the Bank under the Credit Agreement, any other Loan Document, any other agreement or document, or any contract or instrument.

6.
Except as specifically defined to the contrary herein, capitalized terms used in this Sixth Amendment shall have the meanings set forth in the Credit Agreement.

7.
This Sixth Amendment may be executed in counterpart in accordance with Section 11.11 of the Credit Agreement.

8.
This Sixth Amendment shall be construed in accordance with and governed by the laws of the State of Michigan.

[Signature Page Follows]

        WITNESS the due execution hereof as of the day and year first above written.

COMERICA BANK		INTERACTIVE HEALTH LLC
By:	/s/ DARYL R. KRAUSE	By:	/s/ THOMAS DRAGOTTO
Its:	Managing Director	Its:	Chief Financial Officer and Secretary

Attachment 1 to Sixth Amendment

S-1 Registration Statement

Attachment 2 to Sixth Amendment

REAFFIRMATION OF CERTAIN LOAN DOCUMENTS

        This Reaffirmation of Loan Documents dated as of February 2, 2005 ("Reaffirmation") executed by the undersigned is delivered in connection with that certain Interactive Health LLC Credit Agreement (as amended or otherwise modified from time to time, the "Credit Agreement") dated as of December 30, 2003 by and between the Interactive Health LLC ("Company") and Comerica Bank ("Bank"), and reaffirms the following documents, each executed in favor of the Bank and dated as set forth below (collectively, the "Reaffirmed Loan Documents"):

  (a)
  the Guaranty dated as of February 13, 2004, executed by Interactive Health Finance Corp. ("Guarantor");

  (b)
  the Parent Pledge Agreement dated as of February 13, 2004, executed by Interactive Health, Inc. ("Holdings") under the Revolving Credit and Term Loan Agreement; and

  (c)
  the Security Agreement dated as of February 13, 2004, executed by the Company and Guarantor.

1.
Each of the undersigned acknowledges that the Company and Bank have executed the Sixth Amendment and Consent to the Credit Agreement dated as of February 2, 2005 (the "Sixth Amendment").

2.
Each of the undersigned hereby ratifies and confirms its obligations under the Reaffirmed Loan Documents to which such undersigned is a party and agrees that such Reaffirmed Loan Documents remain in full force and effect after giving effect to the effectiveness of the Credit Agreement, as amended by the Sixth Amendment and that, upon such effectiveness, all references in such Reaffirmed Loan Documents to the "Credit Agreement" shall be references to the Credit Agreement, as amended by the Sixth Amendment.

3.
This Reaffirmation may be executed by the various parties on separate counterparts. This Reaffirmation shall be construed in accordance with and governed by the laws of the State of Michigan. This Reaffirmation shall be binding upon the undersigned, the Bank and their respective successors and assigns. This Reaffirmation shall be effective as of the date hereof.

4.
Except as specifically defined to the contrary herein, capitalized terms used in this Reaffirmation shall have the meanings set forth in the Credit Agreement.

[SIGNATURES FOLLOW ON SUCCEEDING PAGE]

        WITNESS, the due execution hereof as of the date and year first above written.

INTERACTIVE HEALTH LLC
By:	/s/ THOMAS DRAGOTTO Name
Its:	Chief Financial Officer and Secretary Title

INTERACTIVE HEALTH, INC.
By:	/s/ THOMAS DRAGOTTO Name
Its:	Chief Financial Officer and Secretary Title

INTERACTIVE HEALTH FINANCE CORP.
By:	/s/ THOMAS DRAGOTTO Name
Its:	Chief Financial Officer and Secretary Title

ATTACHMENT 3

Replacement Schedule 1.1

(EBITDA Adjustments)

Schedule 1.1

CONSOLIDATED EBITDA
AND
EBITDA ADJUSTMENTS

Part I

FOR THE FISCAL QUARTERS ENDED DECEMBER 31, 2004, MARCH 31, 2005 AND JUNE 30, 2005

To the extent deducted from Consolidated Net Income for the fiscal quarter ended December 31, 2004, March 31, 2005 and June 30, 2005: (i) any non-recurring cash expenses related to the Initial Public Offering; and (ii) any charges, premiums or expenses incurred as a result of the repayment of the Senior Notes (as defined in the Credit Agreement), including, without limitation, any redemption premium to be paid in connection therewith.